                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                ______________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 7, 1999
                            ----------------------
               Date of report (Date of earliest event reported)


                             NewsEdge Corporation
                           ------------------------
            (Exact name of Registrant as specified in its charter)


           Delaware                        0-26540                04-3016142
-------------------------------- -------------------------- --------------------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                               80 Blanchard Road
                       Burlington, Massachusetts  01803
                ----------------------------------------------
                   (Address of Principal Executive Offices)


                                (781) 229-3000
                ----------------------------------------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 3
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Item 5.  Other Events

     On December 7, 1999, NewsEdge Corporation ("NewsEdge"), a Delaware corporation, RoweCom Inc., a Delaware corporation ("RoweCom"), and RoweCom Merger Corporation, a Delaware corporation and wholly-owned subsidiary of RoweCom ("Merger Sub") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), providing for the merger (the "Merger") of Merger Sub with and into NewsEdge, after which the separate corporate existence of Merger Sub shall cease and NewsEdge shall continue as the surviving corporation and a wholly-owned subsidiary of RoweCom.

     Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock of NewsEdge ("NewsEdge Common Stock") issued and outstanding immediately prior to the Effective Time (other than treasury shares) will be converted automatically into the right to receive
0.26 of a share of the common stock of RoweCom ("RoweCom Common Stock"). The consummation of the Merger is subject to various conditions precedent, including approval of the stockholders of both RoweCom and NewsEdge and expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and regulations promulgated thereunder, as well as other customary conditions. The Merger Agreement is attached hereto as Exhibit
2.1 and is hereby incorporated by reference.

     Donald L. McLagan, NewsEdge's Chairman, Chief Executive Officer, and Director and holder of approximately 12.3% of the outstanding NewsEdge Common Stock, and Dr. Richard Rowe, Chief Executive Officer and Chairman of the Board RoweCom and holder of approximately 15.49% of the outstanding RoweCom Common Stock have agreed to vote in favor of the approval of the Merger Agreement pursuant to the terms of a voting agreement. The voting agreement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)       Exhibits.
               ---------

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger and Reorganization dated December 7, 1999, by and among NewsEdge Corporation, RoweCom Inc., and RoweCom Merger Corporation.

99.1 Joint Press Release of NewsEdge Corporation and RoweCom Inc., dated December 7, 1999.

99.2 Voting Agreement dated December 7, 1999, by and among NewsEdge Corporation, RoweCom Inc., RoweCom Merger Corporation, Donald L. McLagan and Dr. Richard Rowe.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NEWSEDGE CORPORATION



Date:  December 17, 1999                     By:  /s/ Donald L. McLagan
                                                  --------------------------
                                                  Donald L. McLagan
                                                  Chairman and Chief
                                                  Executive Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger and Reorganization dated December 7, 1999, by and among NewsEdge Corporation, RoweCom Inc., and RoweCom Merger Corporation.

99.1 Joint Press Release of NewsEdge Corporation and RoweCom Inc., dated December 7, 1999.

99.2 Voting Agreement dated December 7, 1999, by and among NewsEdge Corporation, RoweCom Inc., RoweCom Merger Corporation, Donald L. McLagan and Dr. Richard Rowe.